                                                                     EXHIBIT 4.1


                                 COMMON STOCK

   ---------                                                  --------
     NUMBER                                                    SHARES
      AVG
   ---------                                                  --------
                           [LOGO] AvantGo(TM)

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                                            CUSIP 05349M 10 0
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS IS TO CERTIFY THAT




is the owner of

fully paid and non-assessable shares, $0.0001 par value, of the COMMON STOCK of
     ___________________________              ___________________________
________________________________ AvantGo, Inc.________________________________
     ___________________________              ___________________________

(hereinafter called the "Corporation"), transferable on the books of the Corporation in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by a Transfer Agent and registered by a Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


COUNTERSIGNED AND REGISTERED:
     CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
          TRANSFER AGENT AND REGISTRAR

BY

                   AUTHORIZED SIGNATURE


       /s/ David Cooper                              /s/ Richard Owen
       CHIEF FINANCIAL OFFICER         [SEAL]        CHIEF EXECUTIVE OFFICER

                                 AvantGo, Inc.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common                    UNIF GIFT MIN ACT-________________Custodian__________________
     TEN ENT - as tenants by the entireties                                   (Cust)                   (Minor)
     JT WROS - as joint tenants with right                             under Uniform Gifts to Minors
               of survivorship and not as                              Act _______________
               tenants in common                                              (State)

    Additional abbreviations may also be used though not in the above list.

     For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

_______________________________________________________________________________

_______________________________________________________________________________
   (Please print or typewrite name and address including postal zip code of assignee)

_______________________________________________________________________________

_______________________________________________________________________________

_________________________________________________________________________Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________

______________________________________________________________________ Attorney
to transfer the said Shares on the Books of the within-named Corporation with full power of substitution in the premises.


Dated:___________________________________


                                        _______________________________________
                                        NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.


SIGNATURE(S) GUARANTEED:____________________________________________
                         THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                         STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                         AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                         APPROVED SIGNATURE GUARANTEE MEDALLION
                         PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.